Exhibit 99.2

Financial Supplement

Financial Information
as of June 30, 2009
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2009

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. rating, the cyclicality of the property and casualty reinsurance business, conducting operations in a competitive environment, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.
As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
June 30, 2009

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Consolidated Statements of Cash Flows - Summary	9
b. Condensed Consolidated Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Six Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Six Month Summary	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Available-for-Sale Security Detail	21
c. Corporate Bonds Detail	22
d. Net Realized Gains on Investments and Net Impairment Losses	23

Loss Reserves:
a. Analysis of Losses and LAE	24
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	25

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	26

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
June 30, 2009
(amounts in thousands, except per share amounts)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Assets
Investments	$4,049,472	3,968,831	3,371,886	3,562,033	$3,425,356
Cash, cash equivalents and short-term investments	349,786	345,810	888,053	696,660	953,059
Reinsurance premiums receivable	261,817	356,736	307,539	295,914	262,128
Accrued investment income	33,813	32,817	29,041	30,932	34,429
Reinsurance balances (prepaid and recoverable)	24,715	18,220	23,310	27,131	27,650
Deferred acquisition costs	43,720	47,828	50,719	58,731	62,237
Funds held by ceding companies	120,232	136,944	136,278	146,470	157,603
Other assets	84,583	83,810	120,337	87,502	66,342
Total assets	$4,968,138	4,990,996	4,927,163	4,905,373	$4,988,804

Liabilities
Unpaid losses and loss adjustment expenses	$2,394,330	2,494,997	2,463,506	2,460,185	$2,352,116
Unearned premiums	190,757	213,638	218,890	261,979	263,672
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	121,780	127,195	125,551	122,699	110,346
Other liabilities	58,567	75,707	59,819	38,118	44,078
Total liabilities	3,015,434	3,161,537	3,117,766	3,132,981	3,020,212

Total shareholders' equity	1,952,704	1,829,459	1,809,397	1,772,392	1,968,592

Total liabilities and shareholders' equity	$4,968,138	4,990,996	4,927,163	4,905,373	$4,988,804

Book value per common share (a)	$39.23	35.76	34.58	33.64	$36.99

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Revenue
Net premiums earned	$232,462	257,982	480,214	$559,833
Net investment income	44,077	46,932	78,323	95,994
Net realized gains (losses) on investments	10,794	(6,168)	31,364	(3,196)
Other income	5,212	716	5,444	620
Total revenue	292,545	299,462	595,345	653,251

Expenses
Net losses and LAE	124,945	93,392	269,109	253,595
Net acquisition expenses	38,338	66,137	78,494	126,679
Net change in fair value of derivatives	106	959	2,523	1,769
Net impairment losses	3,256	-	6,664	-
Operating expenses	22,906	25,100	43,774	46,790
Net foreign currency exchange (gains) losses	(537)	1,998	459	(2,871)
Interest expense	4,756	4,751	9,511	9,501
Total expenses	193,770	192,337	410,534	435,463

Income before income tax expense	98,775	107,125	184,811	217,788
Income tax expense	645	4,768	1,759	10,260

Net income	98,130	102,357	183,052	207,528
Preferred dividends	-	2,602	1,301	5,204

Net income attributable to common shareholders	$98,130	99,755	181,751	$202,324

Basic
Weighted average common shares outstanding	50,580	48,468	50,105	50,286
Basic earnings per common share	$1.94	2.06	3.63	$4.02

Diluted
Adjusted weighted average common shares outstanding	51,594	56,097	52,744	58,021
Diluted earnings per common share	$1.90	1.82	3.47	$3.58

Comprehensive income
Net income	$98,130	102,357	183,052	$207,528
Other comprehensive (income) loss, net of deferred taxes	64,958	(38,876)	63,382	(42,997)
Comprehensive income	$163,088	63,481	246,434	$164,531

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Revenue
Net premiums earned	$232,462	247,752	274,238	280,725	$257,982
Net investment income	44,077	34,246	42,537	48,043	46,932
Net realized gains (losses) on investments	10,794	20,570	60,521	(71)	(6,168)
Other income (expense)	5,212	232	(195)	(88)	716
Total revenue	292,545	302,800	377,101	328,609	299,462

Expenses
Net losses and LAE	124,945	144,164	193,775	270,863	93,392
Net acquisition expenses	38,338	40,156	59,716	56,320	66,137
Net change in fair value of derivatives	106	2,417	5,700	6,645	959
Net impairment losses	3,256	3,408	17,590	13,096	-
Operating expenses	22,906	20,868	20,265	21,153	25,100
Net foreign currency exchange (gains) losses	(537)	996	3,497	6,134	1,998
Interest expense	4,756	4,755	4,753	4,752	4,751
Total expenses	193,770	216,764	305,296	378,963	192,337

Income (loss) before income tax expense (benefit)	98,775	86,036	71,805	(50,354)	107,125
Income tax expense (benefit)	645	1,114	7,753	(5,014)	4,768

Net income (loss)	98,130	84,922	64,052	(45,340)	102,357
Preferred dividends	-	1,301	2,602	2,602	2,602

Net income (loss) attributable to common shareholders	$98,130	83,621	61,450	(47,942)	$99,755

Basic
Weighted average common shares outstanding	50,580	49,521	47,363	48,260	48,468
Basic earnings (loss) per common share	$1.94	1.69	1.30	(0.99)	$2.06

Diluted
Adjusted weighted average common shares outstanding	51,594	53,702	54,499	48,260	56,097
Diluted earnings (loss) per common share	$1.90	1.58	1.18	(0.99)	$1.82

Comprehensive income (loss)
Net income (loss)	$98,130	84,922	64,052	(45,340)	$102,357
Other comprehensive (income) loss, net of deferred taxes	64,958	(1,576)	(18,730)	(102,921)	(38,876)
Comprehensive income (loss)	$163,088	83,346	45,322	(148,261)	$63,481

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Earnings
Basic
Net income attributable to common shareholders	$98,130	99,755	181,751	$202,324

Diluted
Net income attributable to common shareholders	98,130	99,755	181,751	202,324
Effect of dilutive securities:
Preferred share dividends	-	2,602	1,301	5,204
Adjusted net income for diluted earnings per share	$98,130	102,357	183,052	$207,528

Common Shares
Basic
Weighted average common shares outstanding	50,580	48,468	50,105	50,286

Diluted
Weighted average common shares outstanding	50,580	48,468	50,105	50,286
Effect of dilutive securities:
Conversion of preferred shares	-	4,953	1,525	5,028
Common share options	665	2,351	738	2,367
Restricted common shares and common share units	349	325	376	340
Adjusted weighted average common shares outstanding	51,594	56,097	52,744	58,021

Earnings Per Common Share
Basic earnings per common share	$1.94	2.06	3.63	$4.02

Diluted earnings per common share	$1.90	1.82	3.47	$3.58

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Earnings
Basic
Net income (loss) attributable to common shareholders	$98,130	83,621	61,450	(47,942)	$99,755

Diluted
Net income (loss) attributable to common shareholders	98,130	83,621	61,450	(47,942)	99,755
Effect of dilutive securities:
Preferred share dividends	-	1,301	2,602	-	2,602
Adjusted net income (loss) for diluted earnings per share	$98,130	84,922	64,052	(47,942)	$102,357

Common Shares
Basic
Weighted average common shares outstanding	50,580	49,521	47,363	48,260	48,468

Diluted
Weighted average common shares outstanding	50,580	49,521	47,363	48,260	48,468
Effect of dilutive securities:
Conversion of preferred shares	-	3,067	5,750	-	4,953
Common share options	665	812	994	-	2,351
Restricted common shares and common share units	349	302	392	-	325
Adjusted weighted average common shares outstanding	51,594	53,702	54,499	48,260	56,097

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.94	1.69	1.30	(0.99)	$2.06

Diluted earnings (loss) per common share	$1.90	1.58	1.18	(0.99)	$1.82

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
June 30, 2009

	Conversion		Conversion	Common
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share

Total shareholders' equity as of June 30, 2009			$ 1,952,704	49,778	(a)	$ 39.23

Common share options:
The Travelers Companies, Inc.	27.00		-	323		(0.25)
Renaissance Re Holdings, Ltd.	27.00		-	134		(0.10)

Management and directors' options	23.49	(b)	18,884	804	(c)	(0.24)

Directors' and officers' restricted common share units			-	995		(0.75)

Fully converted book value per common share as of June 30, 2009			$ 1,971,588	52,034		$ 37.89

(a) As of June 30, 2009 there were 49,778,459 common shares issued and outstanding.  Included in this number were 264,706 of restricted common shares issued but unvested.
(b) Weighted average strike price of options with a price below $ 28.59, the closing share price at June 30, 2009.
(c) Excludes 1,663,667 options with a strike price above $ 28.59, and a weighted average strike price of $ 34.01.

On February 17, 2009, our 5,750,000 outstanding 6% Series A Mandatory Convertible Preferred Shares automatically converted into 5,750,000 common shares at a ratio of one to one which was based on the volume weighted average price of our common shares from January 14, 2009 through February 11, 2009.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Net cash provided by operating activities	$54,292	104,842	323,886	$207,537

Net cash provided by (used in) investing activities	9,821	(285,416)	(694,960)	(257,488)

Net cash used in financing activities	(43,743)	(28,131)	(110,698)	(202,828)

Effect of exchange rate changes on foreign currency cash	6,485	(531)	4,692	1,608

Net increase (decrease) in cash and cash equivalents	$26,855	(209,236)	(477,080)	$(251,171)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Net cash provided by (used in) operating activities	$54,292	269,594	(135,345)	56,707	$104,842

Net cash provided by (used in) investing activities	9,821	(704,781)	364,255	(224,035)	(285,416)

Net cash used in financing activities	(43,743)	(66,955)	(12,517)	(51,453)	(28,131)

Effect of exchange rate changes on foreign currency cash	6,485	(1,793)	(4,057)	(5,646)	(531)

Net increase (decrease) in cash and cash equivalents	$26,855	(503,935)	212,336	(224,427)	$(209,236)

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2009				Three Months Ended June 30, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$113,405	87,459	7,253	$208,117	$118,588	102,893	3,379	$224,860

Net premiums earned	128,316	99,161	4,985	232,462	141,716	113,245	3,021	257,982

Net losses and LAE	62,807	61,042	1,096	124,945	33,367	66,783	(6,758)	93,392
Net acquisition expenses	13,526	20,406	4,406	38,338	24,774	32,214	9,149	66,137
Other underwriting expenses	9,123	6,130	400	15,653	9,635	6,991	365	16,991
Total underwriting expenses	85,456	87,578	5,902	178,936	67,776	105,988	2,756	176,520
Segment underwriting income (loss)	$42,860	11,583	(917)	53,526	$73,940	7,257	265	81,462

Net investment income				44,077				46,932
Net realized gains (losses) on investments				10,794				(6,168)
Net impairment losses				(3,256)				-
Net change in fair value of derivatives				(106)				(959)
Net foreign currency exchange gains (losses)				537				(1,998)
Other income				5,212				716
Corporate expenses not allocated to segments				(7,253)				(8,109)
Interest expense				(4,756)				(4,751)
Income before income tax expense				$98,775				$107,125

GAAP underwriting ratios:
Loss and LAE	48.9%	61.6%	22.0%	53.7%	23.5%	59.0%	(223.7%)	36.2%
Acquisition expense	10.5%	20.6%	88.4%	16.5%	17.5%	28.4%	302.8%	25.6%
Other underwriting expense	7.1%	6.2%	8.0%	6.7%	6.8%	6.2%	12.1%	6.6%
Combined	66.5%	88.4%	118.4%	76.9%	47.8%	93.6%	91.2%	68.4%

Statutory underwriting ratios:
Loss and LAE	48.9%	61.6%	22.0%	53.7%	23.5%	59.0%	(223.7%)	36.2%
Acquisition expense	10.0%	20.4%	66.3%	16.4%	18.7%	28.0%	274.1%	26.8%
Other underwriting expense	8.0%	7.0%	5.5%	7.5%	8.1%	6.8%	10.8%	7.6%
Combined	66.9%	89.0%	93.8%	77.6%	50.3%	93.8%	61.2%	70.6%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2009				Six Months Ended June 30, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$255,140	185,473	12,776	$453,389	$287,405	228,469	5,257	$521,131

Net premiums earned	261,987	209,121	9,106	480,214	295,106	260,740	3,987	559,833

Net losses and LAE	140,258	120,183	8,668	269,109	95,406	166,176	(7,987)	253,595
Net acquisition expenses	30,890	46,627	977	78,494	45,428	69,702	11,549	126,679
Other underwriting expenses	17,282	11,799	700	29,781	18,231	13,786	675	32,692
Total underwriting expenses	188,430	178,609	10,345	377,384	159,065	249,664	4,237	412,966
Segment underwriting income (loss)	$73,557	30,512	(1,239)	102,830	$136,041	11,076	(250)	146,867

Net investment income				78,323				95,994
Net realized gains (losses) on investments				31,364				(3,196)
Net impairment losses				(6,664)				-
Net change in fair value of derivatives				(2,523)				(1,769)
Net foreign currency exchange gains (losses)				(459)				2,871
Other income				5,444				620
Corporate expenses not allocated to segments				(13,993)				(14,098)
Interest expense				(9,511)				(9,501)
Income before income tax expense				$184,811				$217,788

GAAP underwriting ratios:
Loss and LAE	53.5%	57.5%	95.2%	56.0%	32.3%	63.7%	(200.3%)	45.3%
Acquisition expense	11.8%	22.3%	10.7%	16.3%	15.4%	26.7%	289.7%	22.6%
Other underwriting expense	6.6%	5.6%	7.7%	6.2%	6.2%	5.3%	16.9%	5.8%
Combined	71.9%	85.4%	113.6%	78.5%	53.9%	95.7%	106.3%	73.7%

Statutory underwriting ratios:
Loss and LAE	53.5%	57.5%	95.2%	56.0%	32.3%	63.7%	(200.3%)	45.3%
Acquisition expense	11.3%	22.1%	12.7%	15.7%	15.5%	27.0%	226.5%	22.7%
Other underwriting expense	6.8%	6.4%	5.5%	6.6%	6.3%	6.0%	12.8%	6.3%
Combined	71.6%	86.0%	113.4%	78.3%	54.1%	96.7%	39.0%	74.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Net premiums written	$113,405	141,735	138,546	167,136	$118,588

Net premiums earned	128,316	133,671	152,241	151,763	141,716

Net losses and LAE	62,807	77,451	118,035	183,759	33,367
Net acquisition expenses	13,526	17,364	21,697	23,691	24,774
Other underwriting expenses	9,123	8,159	8,718	11,543	9,635
Total underwriting expenses	85,456	102,974	148,450	218,993	67,776
Segment underwriting income (loss)	$42,860	30,697	3,791	(67,230)	$73,940

GAAP underwriting ratios:
Loss and LAE	48.9%	57.9%	77.5%	121.1%	23.5%
Acquisition expense	10.5%	13.0%	14.3%	15.6%	17.5%
Other underwriting expense	7.1%	6.1%	5.7%	7.6%	6.8%
Combined	66.5%	77.0%	97.5%	144.3%	47.8%

Statutory underwriting ratios:
Loss and LAE	48.9%	57.9%	77.5%	121.1%	23.5%
Acquisition expense	10.0%	12.4%	14.3%	14.7%	18.7%
Other underwriting expense	8.0%	5.8%	6.3%	6.9%	8.1%
Combined	66.9%	76.1%	98.1%	142.7%	50.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Net premiums written	$87,459	98,014	94,789	106,826	$102,893

Net premiums earned	99,161	109,960	118,241	124,319	113,245

Net losses and LAE	61,042	59,141	84,818	86,057	66,783
Net acquisition expenses	20,406	26,221	27,041	29,191	32,214
Other underwriting expenses	6,130	5,669	5,248	4,948	6,991
Total underwriting expenses	87,578	91,031	117,107	120,196	105,988
Segment underwriting income	$11,583	18,929	1,134	4,123	$7,257

GAAP underwriting ratios:
Loss and LAE	61.6%	53.8%	71.7%	69.2%	59.0%
Acquisition expense	20.6%	23.8%	22.9%	23.5%	28.4%
Other underwriting expense	6.2%	5.2%	4.4%	4.0%	6.2%
Combined	88.4%	82.8%	99.0%	96.7%	93.6%

Statutory underwriting ratios:
Loss and LAE	61.6%	53.8%	71.7%	69.2%	59.0%
Acquisition expense	20.4%	23.5%	22.2%	23.4%	28.0%
Other underwriting expense	7.0%	5.8%	5.5%	4.6%	6.8%
Combined	89.0%	83.1%	99.4%	97.2%	93.8%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Net premiums written	$7,253	5,523	3,957	5,180	$3,379

Net premiums earned	4,985	4,121	3,756	4,643	3,021

Net losses and LAE	1,096	7,572	(9,078)	1,047	(6,758)
Net acquisition expenses	4,406	(3,429)	10,978	3,438	9,149
Other underwriting expenses	400	300	309	286	365
Total underwriting expenses	5,902	4,443	2,209	4,771	2,756
Segment underwriting income (loss)	$(917)	(322)	1,547	(128)	$265

GAAP underwriting ratios:
Loss and LAE	22.0%	183.7%	(241.7%)	22.6%	(223.7%)
Acquisition expense	88.4%	(83.2%)	292.3%	74.0%	302.8%
Other underwriting expense	8.0%	7.3%	8.2%	6.2%	12.1%
Combined	118.4%	107.8%	58.8%	102.8%	91.2%

Statutory underwriting ratios:
Loss and LAE	22.0%	183.7%	(241.7%)	22.6%	(223.7%)
Acquisition expense	66.3%	(57.6%)	278.8%	69.2%	274.1%
Other underwriting expense	5.5%	5.4%	7.8%	5.5%	10.8%
Combined	93.8%	131.5%	44.9%	97.3%	61.2%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Property and Marine
Excess-of-loss	$73,438	79,383	163,278	$203,958
Proportional	39,967	39,205	91,862	83,447
Subtotal Property and Marine	113,405	118,588	255,140	287,405
Casualty
Excess-of-loss	76,927	91,184	162,251	200,232
Proportional	10,532	11,709	23,222	28,237
Subtotal Casualty	87,459	102,893	185,473	228,469
Finite Risk
Excess-of-loss	-	205	(8)	570
Proportional	7,253	3,174	12,784	4,687
Subtotal Finite Risk	7,253	3,379	12,776	5,257
Combined Segments
Excess-of-loss	150,365	170,772	325,521	404,760
Proportional	57,752	54,088	127,868	116,371
Total	$208,117	224,860	453,389	$521,131

	Three Months Ended		Six Months Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Property and Marine
United States	$79,758	74,713	169,905	$175,190
International	33,647	43,875	85,235	112,215
Subtotal Property and Marine	113,405	118,588	255,140	287,405
Casualty
United States	76,620	84,709	162,533	194,314
International	10,839	18,184	22,940	34,155
Subtotal Casualty	87,459	102,893	185,473	228,469
Finite Risk
United States	7,253	3,098	12,776	5,032
International	-	281	-	225
Subtotal Finite Risk	7,253	3,379	12,776	5,257
Combined Segments
United States	163,631	162,520	345,214	374,536
International	44,486	62,340	108,175	146,595
Total	$208,117	224,860	453,389	$521,131

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2009			Three Months Ended June 30, 2008
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$1,732	1,732	2,827	1,959	1,959	$3,142
North American Property Catastrophe	26,774	26,774	27,348	34,180	26,500	33,013
North American Property Risk	25,058	17,985	18,810	18,131	16,545	18,587
Other Property	33,993	33,993	34,438	30,205	30,205	30,671
Marine / Aviation Proportional	2,869	2,869	2,868	2,454	2,454	3,363
Marine / Aviation Excess	4,552	4,552	5,752	7,450	7,450	7,570
International Property Proportional	7,240	7,240	9,275	9,137	9,137	9,655
International Property Catastrophe	14,599	14,579	23,139	20,148	19,980	30,911
International Property Risk	3,681	3,681	3,859	4,358	4,358	4,804
Subtotal	120,498	113,405	128,316	128,022	118,588	141,716

Casualty
Clash	3,930	3,930	3,901	5,541	5,541	5,597
1st Dollar GL	3,785	3,785	4,521	4,479	4,479	5,297
1st Dollar Other	1,250	1,250	1,429	1,026	1,026	928
Casualty Excess	60,802	60,802	68,658	67,334	67,334	71,524
Accident & Health	5,087	5,087	6,648	4,185	4,185	7,275
International Casualty	8,066	8,066	9,308	13,753	13,753	11,718
International Motor	757	757	876	814	847	973
Financial Lines	3,782	3,782	3,820	5,728	5,728	9,933
Subtotal	87,459	87,459	99,161	102,860	102,893	113,245

Finite Risk
Finite Property	-	-	-	5	5	5
Finite Casualty	7,253	7,253	4,985	3,374	3,374	3,016
Subtotal	7,253	7,253	4,985	3,379	3,379	3,021

Total	$215,210	208,117	232,462	234,261	224,860	$257,982

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2009			Six Months Ended June 30, 2008
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$3,560	3,560	6,744	7,132	7,132	$8,749
North American Property Catastrophe	56,672	55,421	53,737	73,910	66,225	69,308
North American Property Risk	43,147	35,447	36,452	44,390	40,818	43,206
Other Property	77,094	77,094	76,884	61,713	61,713	61,411
Marine / Aviation Proportional	6,110	6,110	5,720	6,648	6,648	6,545
Marine / Aviation Excess	8,820	8,858	12,186	20,044	20,038	20,042
International Property Proportional	13,971	13,971	16,368	19,768	19,768	19,582
International Property Catastrophe	49,723	47,843	47,364	57,203	54,949	57,170
International Property Risk	6,836	6,836	6,532	10,114	10,114	9,093
Subtotal	265,933	255,140	261,987	300,922	287,405	295,106

Casualty
Clash	8,353	8,353	8,226	10,839	10,839	10,916
1st Dollar GL	8,005	8,005	9,830	9,935	9,935	10,733
1st Dollar Other	2,797	2,797	2,999	2,197	2,197	1,997
Casualty Excess	121,959	121,959	142,545	154,130	154,130	182,288
Accident & Health	17,248	17,248	14,085	13,136	13,136	15,693
International Casualty	18,329	18,329	20,457	22,290	22,290	20,760
International Motor	1,602	1,602	1,602	1,526	1,559	1,560
Financial Lines	7,180	7,180	9,377	14,383	14,383	16,793
Subtotal	185,473	185,473	209,121	228,436	228,469	260,740

Finite Risk
Finite Property	(8)	(8)	(8)	(51)	(51)	(51)
Finite Casualty	12,784	12,784	9,114	5,308	5,308	4,038
Subtotal	12,776	12,776	9,106	5,257	5,257	3,987

Total	$464,182	453,389	480,214	534,615	521,131	$559,833

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Key Ratios

Combined ratio (%)	76.9%	80.1%	97.7%	122.6%	68.4%

Invested assets to shareholders' equity ratio	2.25:1	2.36:1	2.35:1	2.40:1	2.22:1

Debt to total capital (%)	11.3%	12.0%	12.1%	12.4%	11.3%

Net premiums written (annualized) to shareholders' equity	0.43	0.54	0.52	0.63	0.46

Share Data
Book value per common share (a)	$39.23	$35.76	$34.58	$33.64	$36.99

Common shares outstanding (000's)	49,778	51,163	47,482	47,707	48,689

Market Price Per Common Share
High	$30.67	$36.12	$36.16	$38.76	$37.00
Low	27.12	25.18	21.38	31.02	32.58
Close	$28.59	$28.36	$36.08	$35.48	$32.61

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	146	153	153	151	150

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	June 30, 2009			December 31, 2008
		Weighted	Weighted Average		Weighted	Weighted Average
		Average	Market Yield		Average	Market Yield
	Fair Value	Book Yield	to Maturity	Fair Value	Book Yield	to Maturity

Available-for-sale securities
U.S. Government	$4,379	4.4%	2.0%	$4,641	4.4%	1.2%
U.S. Government agencies	685,493	2.7%	1.6%	811,489	3.1%	1.9%
Corporate bonds	707,375	5.0%	4.6%	690,528	5.0%	6.0%
Commercial mortgage-backed securities	396,959	5.4%	9.3%	372,806	5.4%	11.8%
Residential mortgage-backed securities	994,844	4.7%	5.4%	577,907	6.1%	6.6%
Asset-backed securities	58,367	3.1%	7.6%	134,245	4.9%	8.2%
Municipal bonds	649,587	4.0%	3.4%	393,484	3.7%	3.0%
Non-U.S. governments	298,392	3.6%	3.1%	78,704	4.2%	4.0%
Total Fixed Maturities	3,795,396	4.3%	4.5%	3,063,804	4.6%	5.4%
Preferred Stocks	3,551	29.8%	15.8%	2,845	18.1%	19.7%
Total	$3,798,947	4.3%	4.5%	$3,066,649	4.6%	5.4%

Trading securities
U.S. Government	$104,734	2.4%	2.1%	$196,383	3.6%	3.4%
Insurance-linked securities	19,531	11.2%	11.3%	-	-	-
Corporate bonds	2,321	4.9%	6.5%	4,125	4.4%	9.6%
Non U.S. Governments	123,939	4.1%	2.9%	104,729	4.0%	2.7%
Total	$250,525	4.0%	3.2%	$305,237	3.6%	3.2%

	June 30, 2009			December 31, 2008
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$2,638,299	65.2%		$2,299,184	68.2%
Aa	536,244	13.2%		486,582	14.4%
A	636,297	15.7%		439,255	13.0%
Baa	179,669	4.4%		143,518	4.3%
Below investment grade	58,963	1.5%		3,347	0.1%
Total	$4,049,472	100.0%		$3,371,886	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa1

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	June 30, 2009
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$4,379	283	Aaa	3.8

U.S. Government agencies:
Temporary Liquidity Guarantee Program	675,175	19,185	Aaa	2.2
Agencies	10,318	(82)	Aa1	1.1
Subtotal	685,493	19,103	Aaa	2.1

Corporate bonds:
Industrial	463,993	12,373	A2	3.3
Finance	114,538	(7,758)	A1	4.1
Utilities	50,551	309	A2	3.6
Insurance	39,464	(604)	A1	3.2
Preferreds with maturity date	25,884	(6,936)	Baa1	6.8
Hybrid trust preferreds	12,945	(4,495)	A1	2.8
Subtotal	707,375	(7,111)	A2	3.6

Commercial mortgage-backed securities	396,959	(75,503)	Aaa	3.5	4.3

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	899,504	5,769	Aaa	4.2	7.1
Non-agency residential mortgage-backed securities	87,405	(60,496)	A1	0.1	4.5
Alt-A residential mortgage-backed securities	7,935	(10,299)	B1	-	5.0
Subtotal	994,844	(65,026)	Aaa	3.8	6.8

Asset-backed securities:
Asset-backed securities	48,643	(2,498)	Aaa	0.1	6.4
Sub-prime asset-backed securities	9,724	(30,188)	Baa3	0.1	7.0
Subtotal	58,367	(32,686)	Aa2	0.1	6.5

Municipal bonds	649,587	2,455	Aa2	5.6

Non-U.S. governments	298,392	4,905	Aa1	3.1

Preferred Stocks	3,551	1,672	B3	3.0

Total	$3,798,947	(151,908)	Aa2	3.6

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	June 30, 2009
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Largest Holdings by Issuer
Conoco Inc.	$22,000	23,390	$1,037	A1
Wal-Mart Stores, Inc.	19,385	21,390	78	Aa2
Hewlett-Packard Company	20,100	21,312	547	A2
General Electric Company	20,150	20,079	(837)	Aa2
AT&T Inc.	19,345	20,056	396	A2
Oracle Corporation	19,000	19,920	727	A2
Vodafone Group Plc	18,850	19,432	294	Baa1
BHP Billiton Limited	18,000	19,062	789	A1
MetLife, Inc.	17,897	18,027	267	Aa3
Unilever Group	15,750	16,824	546	A1
Bank of America Corporation	23,000	16,664	(6,244)	Baa2
Philip Morris International Inc.	14,000	15,377	592	A2
Diageo plc	14,000	14,611	508	A3
United Technologies Corporation	14,000	14,386	392	A2
Cisco Systems, Inc.	13,000	13,835	356	A1
Wells Fargo & Company	14,388	12,888	(1,449)	A1
The Boeing Company	12,000	12,294	175	A2
Merck & Co., Inc.	11,500	12,076	643	Aa3
American Express Company	11,025	11,071	(24)	A2
Pfizer Inc.	$10,000	10,618	$535	Aa2

Platinum Underwriters Holdings, Ltd.
Net Realized Gains on Investments and Net Impairment Losses
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Net realized gains on investments
Subsidiary domiciled in Bermuda	$7,485	(5,402)	24,022	$(2,868)
Subsidiaries domiciled in the United States	3,316	(675)	7,338	(273)
Subsidiary domiciled in the United Kingdom	(7)	(91)	4	(55)
Total	$10,794	(6,168)	31,364	$(3,196)

Net realized gains on investments
Sale of securities	$7,999	(184)	29,768	$(139)
Mark-to-market adjustment on trading securities	2,795	(5,984)	1,596	(3,057)
Total	$10,794	(6,168)	31,364	$(3,196)

Net impairment losses by type of security
Corporate bonds	$-	-	-	$-
Commercial mortgage-backed securities	345	-	980	-
Residential mortgage-backed securities	2,334	-	3,759	-
Asset-backed securities	577	-	717	-
Preferred stocks	-	-	1,208	-
Total	$3,256	-	6,664	$-

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Six Months Ended June 30, 2009 (a)				Twelve Months Ended December 31, 2008 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$354,732	6,135	$348,597	129.5%	$595,323	13,007	$582,316	81.1%
Change in unpaid losses and LAE	(79,547)	(59)	(79,488)		128,552	(7,365)	135,917
Losses and LAE incurred	$275,185	6,076	$269,109		$723,875	5,642	$718,233

	Analysis of Unpaid Losses and LAE

	As of June 30, 2009				As of December 31, 2008
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$721,184	8,576	$712,608	29.9%	$706,618	8,158	$698,460	28.5%
Incurred but not reported	1,673,146	2,833	1,670,313	70.1%	1,756,888	3,303	1,753,585	71.5%
Unpaid losses and LAE	$2,394,330	11,409	$2,382,921	100.0%	$2,463,506	11,461	$2,452,045	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate (gains) losses of $10,371 and ($7), respectively.

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate (gains) losses of ($26,087) and $30, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended June 30, 2009				Three Months Ended June 30, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$66	13,471	2,612	16,149	19,228	15,645	8,931	$43,804
Net premium adjustments related to prior years' losses	616	450	-	1,066	2,363	463	6	2,832
Net commission adjustments related to prior years' losses	5,308	3,920	(3,113)	6,115	(2,875)	(1,994)	(8,518)	(13,387)
Net favorable (unfavorable) development	5,990	17,841	(501)	23,330	18,716	14,114	419	33,249

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(1,113)	-	-	(1,113)	3,629	(78)	-	3,551
Net premium adjustments related to prior years' losses	1,338	-	-	1,338	26	-	-	26
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	225	-	-	225	3,655	(78)	-	3,577

Total net favorable (unfavorable) development	$6,215	17,841	(501)	23,555	22,371	14,036	419	$36,826

	Six Months Ended June 30, 2009				Six Months Ended June 30, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$997	36,666	(2,225)	35,438	29,528	27,748	10,698	$67,974
Net premium adjustments related to prior years' losses	1,264	(156)	-	1,108	8,616	492	6	9,114
Net commission adjustments related to prior years' losses	5,699	3,631	1,596	10,926	(3,045)	(5,412)	(10,498)	(18,955)
Net favorable (unfavorable) development	7,960	40,141	(629)	47,472	35,099	22,828	206	58,133

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(3,528)	(57)	59	(3,526)	8,560	(93)	-	8,467
Net premium adjustments related to prior years' losses	1,698	-	-	1,698	(319)	-	-	(319)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(1,830)	(57)	59	(1,828)	8,241	(93)	-	8,148

Total net favorable (unfavorable) development	$6,130	40,084	(570)	45,644	43,340	22,735	206	$66,281

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of July 1, 2009
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$195		195	351	351	402	$402
United States	Earthquake	39		34	220	188	278	252
Pan-European	Windstorm	148		133	305	242	366	295
Japan	Earthquake	14		14	124	124	255	255
Japan	Typhoon	$6		6	64	64	81	$81

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$16	-	43
Category 4 U.S. / Caribbean Hurricane		24	-	102
Magnitude 6.9 California Earthquake		0	-	4
Magnitude 7.5 California Earthquake		$1	-	34

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.